Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Developing Growth Fund

For the period ended April 30, 2023

Schedule of Investments (unaudited)

April 30, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 97.70%

COMMON STOCKS 97.70%

Aerospace & Defense 3.10%
AeroVironment, Inc.*	154,546	$15,561,237
Axon Enterprise, Inc.*	207,942	43,815,459
Hexcel Corp.	294,512	21,228,425
Total		80,605,121

Automobile Components 0.97%
Fox Factory Holding Corp.*	227,500	25,222,925

Biotechnology 13.53%
Apellis Pharmaceuticals, Inc.*	739,209	61,672,207
Arcellx, Inc.*	557,025	23,773,827
Cerevel Therapeutics Holdings, Inc.*	259,397	7,532,889
Cytokinetics, Inc.*	912,113	34,113,026
Karuna Therapeutics, Inc.*	158,741	31,500,564
Krystal Biotech, Inc.*	462,690	38,865,960
Madrigal Pharmaceuticals, Inc.*	52,907	16,506,984
Natera, Inc.*	623,549	31,626,405
Prometheus Biosciences, Inc.*	68,793	13,342,402
Rocket Pharmaceuticals, Inc.*	668,660	11,982,387
Sage Therapeutics, Inc.*	148,773	7,267,561
Sarepta Therapeutics, Inc.*	191,168	23,469,696
Xenon Pharmaceuticals, Inc. (Canada)*(a)	1,240,602	49,971,449
Total		351,625,357

Broadline Retail 1.40%
Global-e Online Ltd. (Israel)*(a)	1,301,965	36,298,784

Capital Markets 0.93%
Piper Sandler Cos.,	177,696	24,067,146

Commercial Services & Supplies 1.29%
Clean Harbors, Inc.*	101,556	14,741,869
Tetra Tech, Inc.	135,086	18,691,850
Total		33,433,719
Investments	Shares	Fair Value
Communications Equipment 0.57%
Calix, Inc.*	324,559	$14,832,346

Construction & Engineering 2.65%
Comfort Systems USA, Inc.	176,199	26,339,988
EMCOR Group, Inc.	136,315	23,309,865
Valmont Industries, Inc.	65,773	19,111,003
Total		68,760,856

Consumer Finance 0.36%
NerdWallet, Inc. Class A*(b)	698,353	9,476,650

Diversified Consumer Services 2.24%
Duolingo, Inc.*	426,966	58,135,691

Electrical Equipment 1.98%
NEXTracker, Inc. Class A*	653,402	20,575,629
nVent Electric PLC (United Kingdom)(a)	440,098	18,453,309
Shoals Technologies Group, Inc. Class A*	597,522	12,482,235
Total		51,511,173

Financial Services 5.54%
AvidXchange Holdings, Inc.*	1,653,781	12,287,593
Flywire Corp.*	1,592,267	46,446,428
Remitly Global, Inc.*	2,548,140	42,808,752
Shift4 Payments, Inc. Class A*	624,167	42,299,798
Total		143,842,571

Ground Transportation 1.08%
Saia, Inc.*	94,598	28,168,446

Health Care Equipment & Supplies 11.92%
Axonics, Inc.*	536,522	30,828,554
Glaukos Corp.*	269,849	12,820,526
Inspire Medical Systems, Inc.*	208,923	55,914,063
iRhythm Technologies, Inc.*	196,998	25,885,537
Lantheus Holdings, Inc.*	470,533	40,207,045

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

April 30, 2023

Investments	Shares	Fair Value
Health Care Equipment & Supplies (continued)
Penumbra, Inc.*	93,849	$26,664,378
Shockwave Medical, Inc.*	130,246	37,792,179
Silk Road Medical, Inc.*	451,406	19,870,892
TransMedics Group, Inc.*	753,882	59,632,066
Total		309,615,240

Hotels, Restaurants & Leisure 6.53%
Planet Fitness, Inc. Class A*	491,547	40,867,218
Shake Shack, Inc. Class A*	348,579	19,105,615
Texas Roadhouse, Inc.	195,431	21,618,577
Wingstop, Inc.	244,180	48,862,860
Wynn Resorts Ltd.*	343,862	39,296,549
Total		169,750,819

Leisure Products 0.99%
Topgolf Callaway Brands Corp.*	1,162,387	25,770,120

Life Sciences Tools & Services 2.69%
10X Genomics, Inc. Class A*	712,068	37,333,725
Olink Holding AB ADR*(b)	548,873	11,839,191
Pacific Biosciences of California, Inc.*	1,960,078	20,776,827
Total		69,949,743

Machinery 0.85%
RBC Bearings, Inc.*	97,311	22,090,570

Media 0.59%
Integral Ad Science Holding Corp.*	972,579	15,298,668

Personal Care Products 0.89%
Inter Parfums, Inc.	152,468	23,143,118

Pharmaceuticals 3.78%
Intra-Cellular Therapies, Inc.*	459,487	28,557,117
Pliant Therapeutics, Inc.*	748,889	21,156,115
Ventyx Biosciences, Inc.*	1,291,947	48,577,207
Total		98,290,439
Investments	Shares	Fair Value
Professional Services 1.99%
Fiverr International Ltd. (Israel)*(a)	909,908	$33,229,840
FTI Consulting, Inc.*	102,765	18,549,083
Total		51,778,923

Semiconductors & Semiconductor Equipment 10.03%
Allegro MicroSystems, Inc.*	690,840	24,711,347
Cirrus Logic, Inc.*	218,924	18,781,490
Diodes, Inc.*	553,669	44,127,419
Impinj, Inc.*	414,331	36,631,004
indie Semiconductor, Inc. Class A*	3,860,699	29,225,491
Lattice Semiconductor Corp.*	591,975	47,180,407
Rambus, Inc.*	958,161	42,484,859
Silicon Laboratories, Inc.*	125,296	17,453,733
Total		260,595,750

Software 14.01%
Agilysys, Inc.*	430,006	33,557,668
Clear Secure, Inc. Class A	1,944,553	47,038,737
Confluent, Inc. Class A*	1,079,267	23,743,874
CyberArk Software Ltd. (Israel)*(a)	112,025	13,958,315
Descartes Systems Group, Inc. (Canada)*(a)	171,670	13,592,831
DoubleVerify Holdings, Inc.*	1,435,471	42,231,557
Gitlab, Inc. Class A*	196,945	5,979,250
HashiCorp, Inc. Class A*	759,744	20,368,737
Manhattan Associates, Inc.*	92,094	15,258,134
Monday.com Ltd. (Israel)*(a)	188,568	22,990,210
PagerDuty, Inc.*	714,193	21,468,642
Samsara, Inc. Class A*	1,702,812	30,735,757
Smartsheet, Inc. Class A*	541,392	22,126,691
Sprout Social, Inc. Class A*	514,120	25,325,551
Tenable Holdings, Inc.*	366,265	13,548,142
Zeta Global Holdings Corp. Class A*	1,258,874	12,223,666
Total		364,147,762

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

April 30, 2023

Investments	Shares	Fair Value
Specialty Retail 1.47%
Dick’s Sporting Goods, Inc.	263,085	$38,149,956

Textiles, Apparel & Luxury Goods 4.06%
Crocs, Inc.*	451,654	55,856,050
Deckers Outdoor Corp.*	103,427	49,576,698
Total		105,432,748

Trading Companies & Distributors 1.82%
Applied Industrial Technologies, Inc.	142,437	19,323,003
SiteOne Landscape Supply, Inc.*	189,231	27,956,988
Total		47,279,991

Wireless Telecommunication Services 0.44%
Gogo, Inc.*	843,596	11,312,622
Total Common Stocks (cost $2,208,467,160)		2,538,587,254

	Principal Amount

SHORT-TERM INVESTMENTS 2.70%

Repurchase Agreements 2.53%
Repurchase Agreement dated 4/28/2023, 2.40% due 5/1/2023 with Fixed Income Clearing Corp. collateralized by $60,954,400 of U.S Treasury Bond at 4.375% due 5/15/2041; value: $67,050,800; proceeds: $65,749,215 (cost $65,736,068)	$65,736,068	65,736,068
Investments	Shares	Fair Value
Money Market Funds 0.15%
Fidelity Government Portfolio(c) (cost $4,053,720)	4,053,720	$4,053,720

Time Deposits 0.02%
CitiBank N.A.(c) (cost $450,413)	450,413	450,413
Total Short-Term Investments (cost $70,240,201)		70,240,201
Total Investments in Securities 100.40% (cost $2,278,707,361)		2,608,827,455
Other Assets and Liabilities – Net (0.40)%		(10,394,539)
Net Assets 100.00%		$2,598,432,916

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

April 30, 2023

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$2,538,587,254	$–	$–	$2,538,587,254
Short-Term Investments
Repurchase Agreements	–	65,736,068	–	65,736,068
Money Market Funds	4,053,720	–	–	4,053,720
Time Deposits	–	450,413	–	450,413
Total	$2,542,640,974	$66,186,481	$–	$2,608,827,455

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Fund’s Board of Directors (the “Board”) the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements-Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of April 30, 2023 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax returns. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Schedule of Investments (unaudited)(concluded)

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of April 30, 2023, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received
$4,425,581	$4,504,133

QPHR-DEV-3Q
(06/23)